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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)
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               DELAWARE                                                             73-1493906
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)
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                         COMMISSION FILE NUMBER 1-11727

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 5. Other Events:

On June 15, 2000, the Registrant announced that it had entered into a definitive agreement to acquire propane assets of US Propane, which is a combination of the propane assets of AGL Resources, Atmos Energy Corporation, TECO Energy, and Piedmont Natural Gas Company, Inc., as described in the Press Release dated
June 15, 2000, attached as an Exhibit to this Form 8-K. The transactions are subject to various regulatory approvals.

ITEM 7. Financial Statements and Exhibits

        (c)  Exhibits

             The following is filed herewith:

             Exhibit No. 99-1--Press Release dated June 15, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED:  June 26, 2000.
                                     HERITAGE PROPANE PARTNERS, L.P.

                                     By Heritage Holdings, Inc.
                                        (General Partner)

                                     By:
                                        ---------------------------------------
                                        H. Michael Krimbill
                                        President and Chief Executive Officer


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                                INDEX TO EXHIBITS


     The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

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Exhibit
Number              Description                                  Page No.
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
99-1                Press Release dated June 15, 2000               3
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